Exhibit 10.3

OPERATING LEASE (MSN 6014) AGREEMENT AMENDMENT

THIS OPERATING LEASE (MSN 6014) AGREEMENT AMENDMENT (this “Agreement”) is entered into as of July 17, 2026 (the “Effective Date”), among UMB BANK, N.A., not in its individual capacity but solely as owner trustee (“Lessor”), GLOBAL CROSSING AIRLINES, INC. (“Lessee” and together with Lessor, the “Parties”).

W I T N E S S E T H:

WHEREAS, Lessor and Lessee are parties to that certain Operating Lease Agreement (MSN 6014) dated March 6, 2026 (the "Lease"), in respect of the leasing of one Airbus model A320-233 airframe bearing Manufacturer's serial number 6014 and U.S. Registration No. N523VL together with two (2) International Aero Engines AG (IAE) model V2527E-A5 engines respectively bearing Manufacturer's serial numbers V17140 and V17142, all as the same are more fully defined in the Lease (collectively, the "Aircraft");

WHEREAS, subject to the terms and conditions set forth herein, Lessor and Lessee desire to amend certain provisions of the Lease in accordance with the terms hereof.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties hereto agree as follows:

Section 1. Definitions. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Lease.

Section 2. Delivery. Lessee agrees that simultaneously with the execution of this Agreement, Lessee shall accept Delivery of the Aircraft by executing the Certificate of Delivery in the form attached as Schedule 3 hereto.

Section 3. Amendments and Agreements. As of the Effective Date, Lessee and Lessor agree as follows:

3.1 Scheduled Expiry Date. Section 1.1 of the Lease shall be amended by amending and restating the definition of “Scheduled Expiry Date” as follows: ““Scheduled Expiry Date” means the day immediately preceding the anniversary of the Delivery Date in the 96th calendar month after the month in which the Delivery Date occurs or, if such calendar month does not have a corresponding day, the last calendar day of such calendar month.”

3.2 Redelivery Conditions. Section 5.3 of Schedule 3 shall be amended and restated as follows: “The cabin will be in a 179-passenger seat configuration as modified pursuant to the Operating Lease (MSN 6014) Agreement Amendment dated July 17, 2026 between Lessee and Lessor.”

3.3 Engine Performance Restoration. With respect to any Engine, an Engine Performance Restoration shall only be required to be performed with respect to such Engine if (x) the Flight Cycle limit for such Engine is below 50 Flight Cycles with respect to such Engine or (y)

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if such Engine has an EGT margin degradation whereby the take-off EGT margin is less than 2 degrees.

3.4 Certain Terms. Lessee and Lessor agree to the terms set forth on Schedule 1.

Section 4. Entire Agreement. This Agreement contains the entire agreement and understanding between Lessor and Lessee relating to the matters set forth herein and supersedes any previous understanding, commitment, agreement or representation whatsoever, oral or written. This Agreement may only be amended by an instrument in writing executed by each of the Parties hereto. The Lessee may not assign any of its rights under this Agreement without the Lessor’s prior written consent.

Section 5. Ratification; Effectiveness. Except as expressly amended hereby, the Lease as heretofore amended and modified shall continue and shall remain in full force and effect in all respects. From and after the date hereof any and all references to the Lease in any documents delivered under or pursuant to the Lease shall be deemed to refer to the Lease as amended hereby.

Section 6. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, United States of America without reference to principles of conflicts of law other than Section 5-1401 and Section 5-1402 of the New York General Obligations Law.

Section 7. Consent to Jurisdiction, Jurisdiction and Forum, Waiver of Jury Trial and Waiver of Immunity. The provisions of Section 22.2, 22.3, 22.4 and 22.5 of the Lease shall apply to this Agreement, mutatis mutandis, with all references therein to “this Lease” being deemed to be references to this Agreement.

Section 8. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original and, when taken together, all of which shall constitute one and the same Agreement.

Section 9. Expenses. Each Party hereby agrees to bear its own costs and expenses (including attorneys’ fees) incurred in connection with this Agreement.

Section 10. Operative Document. This Agreement is an Operative Document under the Lease.

[Signature Page Follows]

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Exhibit 10.3

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

UMB Bank, N.A., not in its individual capacity but solely as owner trustee, as Lessor

By:____________

Name: Hillary Pavia

Title: Vice President

Global Crossing Airlines, Inc., as Lessee

By:____________

Name: Ryan Goepel

Title: President and CFO

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Exhibit 10.3

SCHEDULE 1

[Redacted for FAA Filing]

Section 1. As of the Effective Date, the Lease is amended as follows:

1.01 Section 1.1 of the Lease is as amended as follows:

(a) The following definition of “Rent Commencement Date” is added:

““Rent Commencement Date” means the date falling the later of (a) two weeks after the seats are delivered to Lessee by Lessor pursuant to the Operating Lease (MSN 6014) Agreement Amendment dated July 17, 2026 between Lessee and Lessor, and (b) 7 weeks after the Delivery Date. Lessor shall provide notice to Lessee confirming the date of the Rent Commencement Date.”

(b) The definition of “Rent Date” is amended and restated as follows:

““Rent Date” means the Rent Commencement Date and the corresponding day of each calendar month during the Term or, for any calendar month that does not have a corresponding day, the last day of such calendar month.”

(c) Section 5.1 is amended by replacing the last sentence of such section with the following: “On or prior to October 15, 2026, Lessee will pay the balance of the Security Deposit in an amount equal to $130,000 (the “Delivery Instalment”) to Lessor in immediately available funds.”

(d) Section 5.3 is amended by deleting the first sentence of such section and replacing it with the following: “The first Rental Period will commence on the Rent Commencement Date and end on the day immediately preceding the next Rent Date.”

(e) Schedule 1 is hereby amended and replaced with Schedule 2 hereto.

(f) The definition of “Basic Rent Amount” in Schedule 5 is amended and restated as follows: “For the Rental Period commencing on the Rent Commencement Date through and including the 72nd month following the Delivery Date, an amount equal to $190,000 per Rental Period and for the Rental Period commencing in the 73rd month following the Delivery Date and thereafter an amount equal to $150,000 per Rental Period.”

(g) The definition of “Security Deposit” in Schedule 5 is amended and restated as follows “$570,000”.

Section 2. As of the Effective Date Lessee and Lessor agree as follows:

2.01 At Lessor’s cost, Lessor shall order and deliver to Lessee a complete shipset of 179 16 G/HIC and compliant with FAR 25.562 (c)5 & (c)6 passenger seats and 4 flight attendant seats compliant with FAR 25.562(c)5 & (c)6 for the Aircraft. Lessee shall be responsible for installation

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of such seats and all costs associated with such seats other than the order and delivery of such seats.

2.02 If Lessee performs an HMV 6-Year Check during the Term, Lessee shall not be obligated to pay Basic Rent for a period commencing on the date such HMV 6-Year Check commences, and ending on the earlier of (a) 6 weeks thereafter or (b) the date on which such check is completed.

SCHEDULE 2

Schedule 1 Description of Leased Property

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Exhibit 10.3

Part 1 Aircraft Specification

IDENTIFICATION:

Aircraft Manufacturer & Model:	Airbus model A320-233
Serial Number:	6014
Date of Manufacture:	March 10, 2014

WEIGHT DATA:

Maximum Take-off Weight:	170,637 lbs
Maximum Landing Weight:	145,505 lbs
Maximum Zero Fuel Weight:	137,788 lbs
Operating Empty Weight:	93,917 lbs
Fuel Capacity:	42,080 lbs
Weight Variant:	__12WV_

AIRFRAME AND INTERIOR EQUIPMENT:

Galleys	___2__	G1 & G5_____
Lavatories	___3__	Lav. A, Lav, D, Lav. E
Stairs	___N/A	______
Passenger Seats (economy)	___179	_Y/C__ Seat to be provided.
Passenger Seats (business)	___N/A	______

ENGINES:

Manufacturer:	International Aero Engines AG (IAE)	International Aero Engines AG (IAE)
Position:	No. 1	No. 2
Model:	V2527E-A5	V2527E-A5
Serial Numbers:	V17140	V17142

APU:

Manufacturer:	Honeywell
Model:	131-9A
Serial Number:	P-5771

LANDING GEAR:

Position:	Nose	Left Main	Right Main
Manufacturer:	SAFRAN	SAFRAN	SAFRAN
Part Number:	D23757500-11	201581001	201581002
Serial Number:	13B20905	MDL5776	MDL5776

.

SCHEDULE 3

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Exhibit 10.3

Form of Certificate of Delivery

Certificate of Delivery

This Certificate of Delivery is delivered on the date set out in paragraph 1 below by Global Crossing Airlines, Inc. (“Lessee”) to, UMB Bank, N.A., not in its individual capacity but solely as owner trustee (“Lessor”) pursuant to that certain Operating Lease Agreement (MSN 6014), dated as of March 6, 2026, between Lessor and Lessee (the “Lease”). Capitalised terms used but not defined in this Certificate of Delivery shall have the meanings given to such terms in the Lease.

1 Details of Acceptance

Lessee hereby confirms to Lessor that Lessee has at ____:____ on this _____________, 2026, at ______________, accepted delivery in all respects of the following, in accordance with and for all purposes of the Lease.

(a) one (1) Airbus model A320-233 aircraft, bearing Manufacturer’s serial number 6014 and US registration mark N523VL__________;

(b) two (2) International Aero Engines AG (IAE) model V2527E-A5 engines, bearing engine serial numbers V17140 and V17142;

(c) one Honeywell________________ model 131-9A_________ APU bearing manufacturer’s serial number P-5771;

(d) all Parts installed on, attached to or appurtenant to the Airframe and Engines; and

(e) the Aircraft Documents specified in Part 2 of Schedule 1 to the Lease.

2 Lessee’s Confirmation

Lessee confirms to Lessor that as at the time indicated above, being the time of Delivery:

(a) Lessee’s representations and warranties contained in sections Error! Reference source not found. and Error! Reference source not found. of the Lease are hereby repeated; and

(b) the Aircraft is insured as required by the Lease; and

(c) that at the time of acceptance of the Leased Property, the Leased Property complied in all respects with the condition required at Delivery under section Error! Reference source not found. and Error! Reference source not found. of the Lease, except for the items (if any) listed on Annex 3 hereto for which Lessee’s sole remedy will be as set out in Annex 3.

3 Lessor’s Confirmation

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Exhibit 10.3

Lessor confirms to Lessee that, as at the time indicated above, being the time of Delivery, Lessor’s representations and warranties contained in section Error! Reference source not found. of the Lease are hereby repeated.

4 Incorporation of Certain Lease Provisions

Lessee agrees that Section Error! Reference source not found. of the Lease shall apply as if expressly set out herein.

5 Lease Information

Lessor and Lessee agree and confirm the following as of the date of this Certificate of Delivery:

(a) the date of this Certificate of Delivery is the “Delivery Date” for purposes of the Lease; and

(b) the Supplemental Rent rates as of the Delivery Date are as shown in Annex 2 attached hereto.

(c) The Basic Rent Amount is the amount shown in Annex 2 attached hereto.

(d) the Airframe, Engines and Parts are in the condition set out as listed on the attached Annex 1.

Annex 1 - Status of Aircraft

AIRFRAME:

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Exhibit 10.3

	Date	Flight Hours	Flight Cycles
Current:	July 16, 2026___	41,137__________	19,207__________
Last C-Check:	Jan-08-26 ______	41,128__________	19,203__________
Last HMV 6-Year Check:	Jan-08-26 ______	41,128__________	19,203__________
Last HMV 12-Year Check:	Jan-08-26 ______	41,128__________	19,203__________

ENGINES:

Position/ Serial Number	Current:		Last Engine Performance Restoration:			Remaining to Next LLP Removal:
	Flight Hours	Flight Cycles	Date	Flight Hours	Flight Cycles	Flight Cycles
1. V17140	38,431	17,886	Dec-18-25	28,428	17,885	19,996
2. V17142	36,191	17,096	Dec-28-25	36,188	17,068	19,996

APU:

	Current:		Last APU Restoration:
Serial Number	APU Hours	Flight Cycles	Date	APU Hours	Flight Cycles
1. P-5771______	17,896	30,178	Jul-26-25	17,550	29,445

LANDING GEAR:

		Current:		Last Landing Gear Overhaul:
Position	Serial Number	Flight Hours	Flight Cycles	Date	Flight Hours	Flight Cycles
Nose:	13B20905	43,832	20,253	Aug-03-23	35,113	16,260
Left Main:	MDL5776	43,832	20,253	Jul-17-23	35,113	16,260
Right Main:	MDL5776	43,832	20,253	Jul-21-23	35,113	16,260

Fuel on board at Delivery: ________ (circle one) pounds / kilograms (________ gallons)

Annex 2 – Economic Terms

Supplemental Rent rates as of the Delivery Date are as follows:

HMV 6-Year Check Supplemental Rent Rate:	$14,500 per calendar month;

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Exhibit 10.3

HMV 12-Year Check Supplemental Rent Rate:	$6,500 per calendar month;

Engine Supplemental Rent Rate:	$228 per Flight Hour;

Engine LLP Supplemental Rent Rate:	OEM list price per Flight Cycle (based on the Manufacturer’s published chapter 5 life limit for the LLP);

Landing Gear Supplemental Rent Rate:	$4,750 per calendar month; and

APU Supplemental Rent Rate:	$55 per APU Hour.

The Basic Rent Amount pursuant to the Lease is $190,000 per Rental Period.

Annex 3 – Exceptions

1. Lessor shall provide the following to Lessee by July 9, 2026:

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Curtain Assy FWD (PN: D2527413808200, Qty: 1), Curtain Assy FWD (PN: D2527413810800, Qty:1) and Curtain Assy AFT (PN: D2527413811000, Qty: 1)

2. If Lessee touches up the paint of the Aircraft following Delivery, then at or before the next C-Check scheduled to occur in 2028, Lessor shall reimburse Lessee up to an amount equal to $17,500 for the cost of such touch-up following receipt of bill of material, paint work order, completed job card and proof of payment.

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Exhibit 10.3

IN WITNESS WHEREOF, Lessor and Lessee have executed this Certificate of Delivery on the date set out in paragraph 1 above.

SIGNED on behalf of Global Crossing Airlines, Inc.	SIGNED on behalf of UMB Bank, N.A., not in its individual capacity but solely as Owner Trustee

By: ________________________________	By: ________________________________
Name:	Name:
Title:	Title:

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